UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2004 (April 23, 2004)

i2 Telecom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-27704	91-1426372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road, Suite 2112, Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 994-5379

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Accountants.

On April 23, 2004, i2 Telecom International, Inc., a Washington corporation (the “Company”), dismissed Killman, Murrell & Company P.C. as its independent certified public accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

Killman, Murrell & Company P.C. was engaged as the Company’s independent certified public accountants from April 22, 2003, through April 23, 2004, and conducted the audit of the Company’s consolidated financial statements for the year ended December 31, 2003. The report of Killman, Murrell & Company P.C. on the consolidated financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report contained an explanatory paragraph regarding uncertainty as to the Company’s ability to continue as a going concern.

In connection with Killman, Murrell & Company P.C.’s audit for the year ended December 31, 2003 and through April 23, 2004, there have been no disagreements with Killman, Murrell & Company P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Killman, Murrell & Company P.C., would have caused it to make reference thereto in its report on the consolidated financial statements for such year.

During the year ended December 31, 2003 and through April 23, 2004, there have been no reportable events (as defined in Item 304 (a) (1) (iv) of Regulation S-B ).

The Company has requested that Killman, Murrell & Company P.C. furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 26, 2004, is filed as Exhibit 16.1 to this report.

(b) New Independent Accountants.

The Company engaged Freedman & Goldberg Certified Public Accountants, P.C. as its new independent auditors as of April 23, 2004.

Freedman & Goldberg Certified Public Accountants, P.C. audited the consolidated financial statements as of and for the period ended December 31, 2003 of the Company’s wholly-owned subsidiary, i2 Telecom International, Inc., a Delaware corporation which became a wholly-owned subsidiary of the Company on February 26, 2004 by means of merger. Furthermore, Freedman & Goldberg Certified Public Accountants, P.C. assisted the Company with the preparation of its unaudited pro forma financial statements set forth under Item 7 of that certain Current Report on Form 8-K/A filed by the Company on April 7, 2004.

Except as otherwise disclosed herein, during the two most recent years and through April 23, 2004, the Company has not consulted with Freedman & Goldberg Certified Public Accountants, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, that was an important factor considered in reaching a decision on an accounting, auditing or financial reporting issue, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of either a disagreement or a reportable event.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Financial Statements and Pro Forma Financial Information. None.

(c)	Exhibits.

16.1 Letter of Killman, Murrell & Company P.C. dated April 26, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

i2 TELECOM INTERNATIONAL, INC.

By:	/s/ Paul R. Arena
Paul Arena
Chief Executive Officer

Dated: April 27, 2004

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EXHIBIT INDEX

16.1	Letter of Killman, Murrell & Company P.C. dated April 26, 2004.